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                                                                  EXHIBIT 23.1.9


                        CONSENT OF INDEPENDENT AUDITORS


We consent to the reference to our firm under the caption "Experts" and to the use of our report dated September 25, 1998, with respect to the 1997 financial statements Pyramid Imaging, Inc., included in Amendment No. 6 to the Registration Statement No. 333-63789 (Form S-1) and related Prospectus of Nextera Enterprises, Inc., for the registration of 11,500,000 shares of its Class A common stock.


                                                /s/ Ernst & Young LLP


San Francisco, California
May 4, 1999